UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2019

ANTERO MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8 K/A amends and updates the disclosures made by Antero Midstream Corporation (the "Company") in its Current Report on Form 8-K filed by with the Securities and Exchange Commission (the "SEC") on September 19, 2019.

Item 2.06	Material Impairments.

On September 18, 2019, the Company commenced a strategic evaluation of its wastewater treatment facility and the related landfill for the disposal of salt therefrom (the “Clearwater Facility”), at which time the Company idled the Clearwater Facility. Based on the preliminary results of the Company’s evaluation and ongoing discussions with the Clearwater Facility’s contractor, the Clearwater Facility is expected to continue to be idled for the foreseeable future. The decision to idle the Clearwater Facility was driven by its inability to operate at its intended specifications. Accordingly, the Company recorded impairment charges related to the Clearwater Facility of $408 million for property and equipment, $44 million of goodwill and $6 million in customer relationships during the three months ended September 30, 2019. The Company incurred $2 million in facility idling costs for the care and maintenance of the Clearwater Facility during the period from September 18, 2019 through September 30, 2019 and expects to incur approximately $10 million to $15 million in facility idling costs during the fourth quarter of 2019 and is unable to estimate costs thereafter.

The foregoing description is qualified by reference to the more fulsome disclosure related to these impairment charges located in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019, filed with the SEC on October 29, 2019, which is incorporated herein by reference, including “Note 4—Clearwater Facility Impairment” and “Note 5—Goodwill and Intangible Assets” in the unaudited financial statements included therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM CORPORATION

By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Secretary

Dated: October 29, 2019

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